Exhibit 10.2

AMENDED SCHEDULE OF EXECUTIVE OFFICERS WHO HAVE EXECUTED A SENIOR VICE PRESIDENT EMPLOYMENT AGREEMENT IN THE FORM FILED AS EXHIBIT 10.1 TO DOLLAR GENERAL CORPORATION’S QUARTERLY REPORT ON FORM 10-Q FOR THE FISCAL QUARTER ENDED MAY 4, 2018, FILED WITH THE SEC ON MAY 31, 2018 (this “Amended Schedule”)

This Amended Schedule amends the Schedule of executive officers who have executed the Senior Vice President Employment Agreement that followed the form of Senior Vice President Employment Agreement originally filed by Dollar General Corporation as Exhibit 10.1 to its Quarterly Report on Form 10-Q for the fiscal quarter ended May 4, 2018, filed with the SEC on May 31, 2018.  This Amended Schedule is included pursuant to Instruction 2 of Item 601(a) of Regulation S-K for the purposes of setting forth the material details in which the specific agreements executed in the form of Senior Vice President Employment Agreement differ from the form, in particular to set forth the executive officer who, with Dollar General Corporation, was party to the Senior Vice President Employment Agreement in such form as of November 2, 2018.

Name of Executive Officer	Title	Base Salary	Date of Execution
Anita C. Elliott	Senior Vice President and Chief Accounting Officer	$ 398,115.00	April 9, 2018